UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023

Landcadia Holdings IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40283	86-1889525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	LCAHU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2023, Landcadia Holdings IV, Inc. (the “Company” or “we”) amended and restated the previously issued unsecured second amended and restated convertible promissory notes (the “Convertible Promissory Notes”) to each of TJF, LLC (“TJF”) and Jefferies US Holdings LLC (“JUSH” and, together with TJF, the “Sponsors”), to extend the Maturity Date (as defined below) thereunder from the earlier of (i) September 29, 2023 and (ii) the effective date of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”) (such earlier date, the “Maturity Date”) to the earlier of (i) March 24, 2024 and (ii) the effective date of a Business Combination. The Company may borrow under the Convertible Promissory Notes for ongoing expenses reasonably related to the business of the Company and the consummation of the Business Combination. The Sponsors will have the option, at any time on or prior to the Maturity Date, to convert up to $1,500,000 outstanding under the Convertible Promissory Notes into warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock” or “public shares”), at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

The foregoing descriptions of the amended and restated Convertible Promissory Notes do not purport to be complete and are qualified in their entirety by the provisions of the amended and restated Convertible Promissory Notes, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of the amended and restated Convertible Promissory Notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2023, the Company filed the Charter Amendment (as defined below) with the Secretary of State of the State of Delaware. The disclosure set forth in Item 5.07 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 22, 2022, the Company held a special meeting of public warrantholders (the “Warrantholder Special Meeting”). At the Warrantholder Special Meeting, the Company’s public warrantholders approved (the “Warrant Amendment Proposal”) an amendment (the “Warrant Amendment”) to the Company’s Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a Business Combination, of all of the 12,500,000 outstanding warrants (the “public warrants”) issued as part of the units in the Company’s initial public offering (the “IPO”) into the right to receive $0.40 per public warrant, payable in cash or shares of Class A common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants. The foregoing description is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The final voting results for the Warrant Amendment Proposal were as follows:

For	Against	Abstain
6,630,110	1,007,686	221,118

On September 27, 2023, the Company held a special meeting of stockholders (the “Stockholder Special Meeting”). At the Stockholder Special Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s second amended and restated certificate of incorporation (the “Charter”) by approving (i) a proposal to extend the date by which the Company must consummate a Business Combination from September 29, 2023 to March 24, 2024 (the “Extension Amendment Proposal”), (ii) a proposal to delete (A) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001 and (B) the limitation that the Company shall not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”) and (iii) a proposal to amend the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “founder shares” or “Class B common stock”), to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”). The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
13,383,182	1,246	0

The final voting results for the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain
13,382,582	1,846	0

The final voting results for the Founder Share Amendment Proposal were as follows:

For	Against	Abstain
13,383,181	1,247	0

 In connection with the Stockholder Special Meeting, stockholders holding 299,014 shares of Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds held in the Company’s trust account (the “Trust Account”), including any interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable). As a result, approximately $3.1 million (approximately $10.42 per share) will be removed from the Trust Account to pay such holders and approximately $11.0 million will remain in the Trust Account. Following the aforementioned redemptions, the Company will have 13,558,523 shares of common stock outstanding, which includes 1,058,523 shares of Class A common stock and 12,500,000 shares of Class B common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Registrant’s Second Amended and Restated Certificate of Incorporation.

4.1	Amendment No. 1 to Warrant Agreement, dated as of September 22, 2023, by and between Landcadia Holdings IV, Inc. and Continental Stock Transfer & Trust Company.

10.1	Third Amended and Restated Convertible Promissory Note, dated as of September 27, 2023, issued to Jefferies US Holdings LLC.

10.2	Third Amended and Restated Convertible Promissory Note, dated as of September 27, 2023, issued to TJF, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS IV, INC.

Date: September 28, 2023	By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Chief Executive Officer